EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference  in  Registration  Statement  No.
33-42949 and No. 333-02807 of AMBANC Corp. on Form S-8 of our report dated January 23, 1998, appearing in this Annual Report on Form 10-K of AMBANC Corp. for the year ended December 31, 1997.


DELOITTE & TOUCHE LLP
Indianapolis, Indiana

March 26, 1998